                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                -------------------------------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2003

                               RUSSELL CORPORATION
             (Exact name of registrant as specified in its charter)


         ALABAMA                         0-1790                 63-0180720
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


3330 CUMBERLAND BLVD., SUITE 800, ATLANTA, GEORGIA                30339
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (678) 742-8000

Former name or former address, if changed since last report:  NONE

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ITEM 5.           OTHER EVENTS

On May 16, 2003, Russell Corporation issued a press release announcing the completion of its acquisition of the brands, inventory, contracts and related assets of the sporting goods business of Spalding Sports Worldwide, Inc. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated May 16, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RUSSELL CORPORATION

May 16, 2003                            By:     /s/ Robert D. Martin
                                             -----------------------
                                             Robert D. Martin
                                             Senior Vice President and
                                             Chief Financial Officer